                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                  July 11, 2002



                                XEROX CORPORATION

             (Exact name of registrant as specified in its charter)



      New York                      1-4471                     16-0468020
   (State or other          (Commission File Number)         (IRS Employer
   jurisdiction of                                         Identification No.)
    incorporation)



                               800 Long Ridge Road

                                 P. O. Box 1600

                        Stamford, Connecticut 06904-1600

               (Address of principal executive offices)(Zip Code)



                         Registrant's telephone number,
                              including area code:

                                 (203) 968-3000



                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 5. Other Events.

On April 11, 2002, Registrant reached a settlement with the Securities and Exchange Commission (SEC) relating to matters that had been under investigation by the SEC since June 2000. In connection with the settlement, Registrant agreed to restate its financial statements as of and for the years ended December 31, 1997 through 2000 and to undertake a review of its material internal controls and accounting policies. Registrant also restated its consolidated financial statements for the first three quarters of 2001. The restated consolidated financial statements were filed with the SEC in Registrant's Annual Report on Form 10-K for the Year Ended December 31, 2001 ("2001 Form 10-K Report") and Registrant's Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2002 ("March 2002 Form 10-Q Report").

The restated consolidated financial statements reflect adjustments which are corrections of errors made in the application of U.S. generally accepted accounting principles (GAAP) and include (i) adjustments related to the application of the provisions of Statement of Financial Accounting Standards No. 13 "Accounting for Leases" and (ii) adjustments that arose as a result of other errors in the application of GAAP. All dollar and per share amounts have been revised, as appropriate for the effects of such restatement.

This Current Report on Form 8-K provides key financial data (unaudited) for each of the quarters in the year ended December 31, 2001 and for the quarter ended March 31, 2002 which is supplemental to the financial data contained in Registrant's 2001 Form 10-K Report and Registrant's March 2002 Form 10-Q Report.

                             FIVE QUARTERS IN REVIEW
                                   (Unaudited)
                       In millions, except per-share data


                                                                          2001                             2002
                                                 ------------------------------------------------------- ----------
                                                   First      Second      Third     Fourth      Full       First
                                                  Quarter     Quarter    Quarter    Quarter     Year      Quarter
                                                ----------   ---------  ---------  ---------   ------    ----------
                                                 Restated     Restated   Restated
Operations:

Sales                                              $  1,865    $ 1,858    $ 1,708    $ 2,012    $ 7,443    $  1,583
Service, outsourcing and rentals                      2,134      2,139      2,071      2,092      8,436       2,011
Finance income                                          292        286        273        278      1,129         264
                                                  ---------   --------   --------   --------   --------  ----------
    Total Revenues                                 $  4,291    $ 4,283    $ 4,052    $ 4,382    $17,008    $  3,858
                                                  =========   ========   ========   ========   ========  ==========


Cost of sales (1)                                  $  1,377    $ 1,301    $ 1,239    $ 1,253    $ 5,170    $  1,025
Cost of service, outsourcing and rentals              1,292      1,183      1,183      1,222      4,880       1,159
Equipment financing interest (2)                        130        125        107         95        457          92
                                                  ---------   --------   --------   --------   --------  ----------
    Total Cost of Sales (1)                        $  2,799    $ 2,609    $ 2,529    $ 2,570    $10,507    $  2,276
                                                  =========   ========   ========   ========   ========  ==========


Research and development expenses                   $   251  $     257     $  257     $  232     $  997     $   230
Selling, administrative and general expenses (3)      1,149      1,220      1,175      1,184      4,728       1,169
Restructuring and asset impairment charges              129        295         63        228        715         146
Gain on sale of half of interest in Fuji Xerox         (769)        --         --         (4)      (773)         --

Other expenses, net                                      93        184        132         64        473          90
     Currency (gains) losses, net  (4)                  (64)        13         59        (37)       (29)         24
     Non-financing interest expense (2) (4)             155        141         48        102        446          81

(Loss) Income before income taxes (benefits),
   equity income, minorities' interests,
   extraordinary gain, and cumulative effect
   of change in accounting principle                    646       (272)       (98)        89        365         (53)
(Loss) Income before extraordinary gain and
   cumulative effect of change in
   accounting principle                                 212       (119)       (33)      (169)      (109)        (46)

Net (loss) income                                   $   227    $  (101)    $  (32)   $  (165)    $  (71)    $   (46)

Financial Position:

Cash and cash equivalents                          $  2,777    $ 2,176    $ 2,425    $ 3,990    $ 3,990    $  4,747
Accounts receivable, net                              2,105      2,040      2,043      1,896      1,896       1,882
Finance receivables, net                             10,393      9,866      9,885      9,678      9,678       9,397
Inventories                                           1,811      1,625      1,594      1,364      1,364       1,283
Total Assets                                         28,234     26,539     26,934     27,689     27,689      27,755

                                                                          2001                                2002
                                                 -------------------------------------------------------------------
                                                   First      Second      Third     Fourth       Full        First
                                                  Quarter     Quarter   Quarter    Quarter       Year       Quarter
                                                 --------    ---------  -------- ----------- -----------  ----------
                                                  Restated   Restated   Restated
Consolidated Capitalization:
----------------------------
Short-term debt and current portion of
   long-term debt                                  $  3,303    $ 3,035    $ 3,168    $ 6,637    $ 6,637    $  6,704
Long-term debt                                       14,701     13,547     13,593     10,128     10,128      10,712
                                                  ---------   --------   --------   --------   --------  ----------
    Total  Debt                                    $ 18,004    $16,582    $16,761    $16,765    $16,765    $ 17,416
                                                  =========   ========   ========   ========   ========  ==========
Common Shareholders' Equity                        $  1,962    $ 1,958    $ 1,978    $ 1,820    $ 1,820    $  1,713
Total Capitalization(5)                            $ 21,132    $19,692    $19,882    $20,815    $20,815    $ 21,353
Common Shares Outstanding (in millions):
Average common shares outstanding during the
   period for basic (loss) earnings per share           680        701        718        722        704         726
Average common shares outstanding during the
   period for diluted (loss) earnings per share         782        701        718        722        704         726

(Loss) Earnings per Share:
--------------------------

Basic (loss) earnings per Share                     $  0.32     $(0.14) $   (0.05) $   (0.23) $   (0.12)     $(0.06)
Diluted (loss) earnings per Share                   $  0.29     $(0.14) $   (0.05) $   (0.23) $   (0.12)     $(0.06)

Other data:
Restructuring and asset impairment charges
  (after taxes)                                     $    81     $  222  $      47  $     157  $     507      $  101

Gain on sale of half of interest in
  Fuji Xerox  (after taxes)                            (300)        --         --         (4)      (304)         --

Currency (gains) losses, net (after taxes)              (44)        10         38        (25)       (21)         22


(1) Includes inventory charges of $0, $24, $5, $13 and $2, respectively associated with restructuring actions. These are in addition to all other inventory charges occurring in the period.

(2) Third quarter 2001 interest expense includes a net gain of $46 from the mark-to-market valuation of interest rate swaps required to be recorded as a result of applying Statement of Financial Accounting Standard No. 133 "Derivatives and Hedging" (SFAS No. 133) accounting rules. Similarly, fourth quarter 2001 interest expense reflects a net loss of $17 from the mark-to-market valuation of interest rate swaps in accordance with SFAS No. 133 accounting rules. The overall decline in interest expense beginning in the third quarter 2001 primarily reflects lower interest rates as compared to prior periods.

(3) Includes bad debt expense of $84, $93, $151, $110 and $103, respectively.

(4) Included in Other expenses, net.

(5) Calculated as the total of short term debt and current portion of long term debt, long term debt, deferred ESOP benefits, minorities' interest in equity of subsidiaries, obligation for equity put options, Company-obligated, mandatorily redeemable preferred securities of subsidiary trusts holding solely subordinated debentures of the Company, preferred stock, common stock, including additional paid in capital, retained earnings and accumulated other comprehensive loss.

Segment data is as follows:

                                                2001 (6)                          2002
                             ----------------------------------------------      -------
                              First    Second      Third     Fourth    Full       First
                             Quarter   Quarter    Quarter   Quarter    Year      Quarter
                             -------   -------    -------   -------    ----      -------

Revenue:
--------
Production                   $1,449    $1,484     $1,391    $1,559   $ 5,883      $1,318
Office                        1,741     1,732      1,641     1,796     6,910       1,638
DMO                             504       512        487       523     2,026         448
SOHO                            123        96        111        80       410          70
Other                           474       459        422       424     1,779         384
                             ------    ------     ------    ------   -------      ------
 Total Revenue               $4,291    $4,283     $4,052    $4,382   $17,008      $3,858
                             ======    ======     ======    ======   =======      ======

Segment profit (loss):
----------------------
Production                   $  112    $  101     $   73    $  180   $   466      $  105
Office                           47        98         63       157       365          91
DMO                             (70)        5        (12)      (48)     (125)         (5)
SOHO                            (79)      (84)       (54)       22      (195)         27
Other                            (1)      (42)      (101)       35      (109)       (112)
                               ----      ----        ---      ----      ----        ----
Total segment profit (loss)  $    9    $   78     $  (31)   $  346   $   402      $  106
                             ======    ======     ======    ======   =======      ======


Segment margin:
---------------
Production                      7.7%      6.8%       5.2%     11.5%      7.9%        8.0%
Office                          2.7%      5.7%       3.8%      8.7%      5.3%        5.6%
DMO                           (13.9)%     1.0%      (2.5)%    (9.2)%    (6.2)%      (1.1)%
SOHO                          (64.2)%   (87.5)%    (48.6)%    27.5%    (47.6)%      38.6%
Other                          (0.2)%    (9.2)%    (23.9)%     8.3%     (6.1)%     (29.2)%
Total segment margin            0.2%      1.8%      (0.8)%     7.9%      2.4%        2.7%


(6) For purposes of comparability, 2001 segment information has been adjusted to reflect a change in measurement of segment profit or loss that was enacted in 2002. The nature of the changes related primarily to corporate expense and other allocations associated with internal reorganizations made in 2002, as well as decisions concerning direct applicability of certain overhead expenses to the segments. The adjustments increased (decreased) full year 2001 revenues as follows: Production-($16), Office - ($16), DMO - ($1), SOHO -$3 and Other- $30.
The full year 2001 segment profit was increased (decreased) as follows:
Production - $12, Office - $24, DMO - $32, SOHO - $2 and Other - ($70).

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                         /s/ GARY R. KABURECK
                                         ----------------------------
                                         By: GARY R. KABURECK
                                             Assistant Controller and
                                             Chief Accounting Officer

Date: July 11, 2002